                                LOAN AGREEMENT

     This Loan Agreement (this "AGREEMENT") is made and entered into effective as of April 24, 1998 (the "EFFECTIVE DATE") by and among, jointly and severally, Macromedia, Inc., a Delaware corporation ("LENDER"), and Stephen A. Elop and Nancy M. Elop, husband and wife (collectively referred to as "BORROWER"). The term "LOAN DOCUMENTS" as used herein means, collectively, this Agreement, the Note and Deed of Trust (each as defined below) executed and delivered pursuant hereto, and any other documents executed or delivered by Borrower pursuant to this Agreement or in connection with the Loan (as defined below).

     WHEREAS, Lender desires to loan a certain sum to Borrower and Borrower wishes to borrow a certain sum from Lender in order that Borrower may purchase his primary residence, on and subject to the terms and conditions contained in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement, Lender and Borrower hereby agree as follows:

     1.  AMOUNT AND TERMS OF CREDIT.

         1.1 COMMITMENT TO LEND. Subject to all the terms and conditions of this Agreement, and in reliance on the representations, warranties and covenants of Borrower set forth in this Agreement, the Lender agrees to make a loan of funds on the date of the Note to Borrower on a non-revolving basis (the "LOAN") in the principal amount of One Million Dollars (U.S.$1,000,000.00), for the purchase of Borrower's primary residence.

         1.2 NOTE. Borrower's indebtedness to Lender under the Loan will be evidenced by a Promissory Note executed by Borrower in the form attached hereto as EXHIBIT "A" (the "NOTE"). The Note will provide that annually compounded interest on unpaid principal will accrue at a rate equal to five and fifty-one hundredths percent (5.51%) per annum.

         1.3 SECURITY. Borrower's indebtedness to Lender under the Loan will be secured by a first deed of trust in the form attached hereto as EXHIBIT "B" (the "DEED OF TRUST"). The Deed of Trust will be executed by Borrower in favor of Lender, with Financial Title Company, a California corporation (the "ESCROW AGENT"), acting as trustee, on certain real property located at 1506 Serafix Road, Alamo, California (the "PROPERTY").

         1.4 MATURITY. The unpaid principal amount of the Loan and all unpaid interest accrued thereon will be immediately due and payable to Lender in full on the date (the "MATURITY DATE") which is the earlier to occur of:
(a) the third anniversary of the date of the Note or (b) the date on which the entire unpaid principal amount and all accrued interest on the Note becomes immediately due and payable in full under Section 6.1.

         1.5 PREPAYMENT. Borrower may at any time and from time to time prepay the Loan in whole or in part in amounts of at least Ten Thousand Dollars (U.S. $10,000.00). Each prepayment will be applied as follows: (a) first, to the payment of interest accrued on the Loan, and (b) second, to the extent that the amount of such prepayment exceeds the amount of all such accrued interest, to the payment of principal on the Loan.

     2.  CLOSING DATE; DELIVERIES.

         2.1 CLOSING DATE. The closing of the Loan (the "CLOSING") will be held at Escrow Agent's offices on the Effective Date (the "CLOSING DATE"), or at such other time and place as Borrower and Lender may mutually agree.

         2.2 DELIVERY BY LENDER OF LOAN. At the Closing, Lender will deliver to the Escrow Agent the Loan, which delivery Borrower agrees shall constitute a full funding of the Loan to Borrower.

         2.3 DELIVERY BY BORROWER OF LOAN DOCUMENTS. At the Closing, Borrower will execute and deliver to Lender the Note and Deed of Trust.

     3. REPRESENTATIONS AND WARRANTIES OF BORROWER. Borrower hereby represents and warrants to Lender that:

         3.1 NATURE OF PURCHASE. Borrower's purchase on the Effective Date of the Property is an arm's length transaction.

         3.2 TITLE TO PROPERTY. Other than the deed of trust (the "SELLER'S DEED OF TRUST") currently recorded in Contra Costa County as security for the indebtedness of Greenbriar Stonebridge Partners, L.P., a California limited partnership (the "SELLER"), which Seller's Deed of Trust shall be canceled at the Closing, the Property is free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent.

         3.3 BALLOON PAYMENT. Borrower acknowledges that the unpaid principal amount of the Loan and all unpaid interest accrued thereon will be immediately due and payable to Lender in full as one balloon payment on the third anniversary of the date of the Note evidencing this Loan, if not due earlier under Section 6.1.

     4. CONDITIONS PRECEDENT TO LOAN. The obligation of Lender to make the Loan is subject to the satisfaction (or written waiver by Lender) of all the following conditions precedent:

         4.1 REPRESENTATIONS TRUE. All representations and warranties of Borrower contained in this Agreement and in all other Loan Documents will be true, correct and complete in all respects.

         4.2 NOTE AND DEED OF TRUST. Lender will have received the Note and Deed of Trust representing the Loan, duly executed by Borrower.

         4.3 CANCELLATION OF SELLER'S DEED OF TRUST. Seller's Deed of Trust shall have been fully reconveyed by the beneficiary thereunder and shall properly be marked "canceled."

      5. OTHER COVENANTS OF BORROWER. Borrower hereby covenants and agrees with Lender as follows:

         5.1 INSURANCE COVERING COLLATERAL. Borrower shall maintain all risk property damage insurance policies covering the Property in an amount at least equal to the value of the dwelling on the Property.

         5.2 FURTHER ASSURANCES. In addition to the obligations and documents that this Agreement expressly requires Borrower to execute, deliver and perform, Borrower will execute, deliver and perform any and all further acts or documents which Lender may reasonably require in order to carry out the purposes of this Agreement or any of the other Loan Documents.

      6.  DEFAULT OF BORROWER.

          6.1 DEFAULT; ACCELERATION. Borrower will be deemed to be in default under the Note and the outstanding unpaid principal sum of the Note, together with all interest accrued thereon, will immediately become due and payable in full without the need for any further action on the part of Lender (a) one hundred eighty (180) days after the termination of the employment of Stephen
A. Elop, for any reason, with Lender; (b) upon Borrower's sale or other voluntary conveyance of the Property; (c) upon the filing by or against Borrower of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; PROVIDED HOWEVER, that with respect to an involuntary petition in bankruptcy, Borrower will not be deemed to be in default of the Note unless such involuntary petition has not been dismissed within sixty (60) days after the filing of such petition; or (d) upon the execution by Borrower of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Borrower's assets or property.

         6.2 REMEDIES UPON DEFAULT. Upon any default of Borrower under the Note, Lender will have, in addition to its rights under the Note and the Deed of Trust, full recourse against any real, personal, tangible or intangible assets of Borrower and may pursue any legal or equitable remedies that are available to Lender. The rights and remedies of Lender herein provided will be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

      7.  MISCELLANEOUS.

          7.1 SURVIVAL. The representations and warranties of Borrower contained in or made pursuant to this Agreement and all other Loan Documents will survive the execution and delivery of the Loan Documents.

          7.2 ENTIRE AGREEMENT. This Agreement, the Note, the Deed of Trust and the exhibits and schedules attached thereto constitute the entire agreement and understanding among the parties with respect to the subject matter thereof and supersede any prior understandings or agreements of the parties with respect to such subject matter.

         7.3 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement will inure to the benefit of and be binding upon the respective successors and assigns of the parties; PROVIDED HOWEVER, that the Borrower may not assign or delegate any of its rights or obligations hereunder or under any other Loan Document or any interest herein or therein without Lender's prior written consent.

         7.4 NO THIRD PARTY BENEFICIARIES; CONSTRUCTION. Nothing in this Agreement, express or implied, is intended to confer upon any third party any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. This Agreement and its exhibits are the result of negotiations between the parties and have been reviewed by each party hereto; accordingly, this Agreement will be deemed to be the product of the parties hereto, and no ambiguity will be construed in favor of or against any party.

         7.5 GOVERNING LAW. This Agreement will be governed by and construed in accordance with the internal laws of the State of California as applied to agreements entered into solely between residents of, and to be performed entirely in, such State, without reference to that body of law relating to conflicts of law or choice of law.

         7.6 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

         7.7 MODIFICATION; WAIVER. This Agreement may be modified or amended only by a writing signed by both parties hereto. No waiver or consent with respect to this Agreement will be binding unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between Borrower and Lender will operate as a waiver or modification of any party's rights under this Agreement or any other Loan Document. No delay or failure on the part of either party in exercising any right or remedy under this Agreement or any other Loan Document will operate as a waiver of such right or any other right. A waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

         7.8 SEVERABILITY. The invalidity or unenforceability of any term or provision of this Agreement will not affect the validity or enforceability of any other term or provision hereof. In the event of any conflict between the terms of this Agreement and the Note, the terms of the Note will control.

         7.9 ATTORNEYS' FEES. If any party hereto commences or maintains any action at law or in equity (including counterclaims or cross-complaints) against the other party hereto by reason of the breach or claimed breach of any term or provision of this Agreement or any other Loan Document, then the prevailing party in said action will be entitled to recover its reasonable attorney's fees and court costs incurred therein.
     IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date.

     IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the Effective Date.

BORROWER:                              MACROMEDIA, INC.

/s/ STEPHEN A. ELOP                    Name: /s/ Betsey Nelson
----------------------------------          ---------------------------------
Stephen A. Elop

/s/ Nancy M. Elop                      By:  BETSEY NELSON
----------------------------------        -----------------------------------
Nancy M. Elop

                                       Title: SENIOR VP AND CFO
                                              MACROMEDIA, INC.
                                              (415) 252-4102
                                             --------------------------------


ATTACHMENTS:

Exhibit A - Promissory Note
Exhibit B - Deed of Trust







                      [SIGNATURE PAGE TO LOAN AGREEMENT]

                        SECURED FULL RECOURSE PROMISSORY NOTE

$1,5000,000.00                                                   JULY 16, 1998

          1. OBLIGATION. For value received in the form of a loan of the principal face amount of this Note, receipt of which is hereby acknowledged, Ian
S. Richmond and Danielle K. LiChong, husband and wife (the "UNDERSIGNED"), jointly and severally hereby promise to pay or before the third anniversary of the date of this Note, to the order of Macromedia, Inc., a Delaware corporation (the "COMPANY"), at the Company's principal place of business at 600 Townsend Street, Suite 310W, San Francisco, California 94103, or at such other place as the holder hereof may direct, the principal sum of One Million Five Hundred Thousand Dollars (U.S. $1,500,000.00), together with annually compounded interest thereon at the rate of five and fifty-six hundredths (5.56%) per annum; PROVIDED HOWEVER, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law.

          2.   BALLOON PAYMENT.  This Note provides for a balloon payment.

          3. PREPAYMENTS; TENDER AND APPLICATION OF PAYMENTS. Prepayment of principal and/or interest due under this Note may be made at any time, without penalty, in amount of at least Ten Thousand Dollars (U.S. $10,000.00). Unless otherwise agreed to in writing by the holder hereof, all payments and prepayments will be made in lawful tender of the United States and will first be applied to the payment of accrued interest and the remaining balance of such payment, if any, will then be applied to the payment of principal.

          4. DEFAULT; ACCELERATION. The undersigned will be deemed to be in default under this Note and the outstanding unpaid principal sum of this Note, together with all interest accrued thereon, will immediately become due and payable in full without the need for any further action on the part of the holder hereof: (a) on hundred eighty (180) days after the termination of the employment of Ian S. Richmond, for any reason, with the Company; (b) upon the undersigned's sale or other voluntary conveyance of the real property securing this Note; (c) upon the filing by or against the undersigned of any voluntary or involuntary petition in bankruptcy or any petition for relief under the federal bankruptcy code or any other state or federal law for the relief of debtors; PROVIDED HOWEVER, that with respect to an involuntary petition in bankruptcy, the undersigned will not be deemed to be in default of this Note unless such involuntary petition has not been dismissed within (60) days after the filing of such petition; or (d) upon the execution by the undersigned of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of the undersigned's assets or property.

          5. REMEDIES UPON DEFAULT. Upon any default of the undersigned under this Note, the holder thereof will have, in addition to its rights under this Note and the deed of trust referred to in Section 6 below, full recourse against any real, personal, tangible in intangible assets of the undersigned, and may pursue any legal or equitable remedies that are available to it. The rights and remedies of the holder herein provided will be cumulative and not exclusive of any other rights or remedies provided by law or otherwise.

          6. SECURITY. Payment of this Note is secured by a Loan Agreement of even date herewith and a first deed of trust executed by the undersigned in favor of Company, with Fidelity National Title Company, a California corporation, acting as trustee, on certain real property located a 221 Warren Road, San Mateo, California, a legal description of which is provided by the first deed of trust and will have the right to enforce the covenants and agreements of the undersigned contained in the first deed of trust.

          7. WAIVER AND AMENDMENT. Any provision of the Note may be amended or modified only by a writing signed by both the holder hereof and the undersigned. No waiver or consent with respect to this Note will be binding or effective unless it is set forth in writing and signed by the party against whom such waiver is asserted. No course of dealing between the holder hereof and the undersigned will operate as a waiver or modification of any party's rights or obligations under this Note. No delay or failure on the part of either party in exercising any right or remedy under this Note will operate as a waiver of such right or any other right. a waiver given on one occasion will not be construed as a bar to, or as a waiver of, any right or remedy on any future occasion.

          8. GOVERNING LAW. This Note will be governed by and construed in accordance with the internal laws of the State of California as applied to agreements entered into solely between residents of, and to be performed entirely in, such State, without reference to that body of law relating to conflicts of law or choice of law.

          9. WAIVERS. The undersigned hereby waive presentment, notice of nonpayment, notice of dishonor, protest, demand and diligence.

          10. ATTORNEYS' FEES. The undersigned agree to pay reasonable expenses and costs of the holder hereof in enforcing and collecting this Note, including without limitation attorneys' fees and court costs, whether or not a lawsuit is brought and whether or not any such suit is prosecuted to judgment.

          11. SUCCESSORS AND ASSIGNS. The provisions of this Note will inure to the benefit of and be binding on, each party's respective heirs, successors and assigns. The undersigned acknowledge that they may not assign or delegate any of their obligations under this Note without prior written consent of the holder thereof.

          12. SEVERABILITY. The invalidity or unenforceability of any term or provision of this Note will not affect the validity or enforceability of any other term or provision hereof. In the event of any conflict between the terms of this Note and the Loan Agreement, the terms of the Note will control.

                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

          IN WITNESS WHEREOF, Ian S. Richmond and Danielle K. LiChong have executed this Note as of the date indicated above.


/s/ Ian S. Richmond                      /s/ Danielle K. LiChong
----------------------------------       ---------------------------------
Ian S. Richmond                          Danielle K. LiChong


                         [SIGNATURE PAGE TO PROMISSORY NOTE]

                                EXHIBIT A

                             Legal Description

All that real property situated in the Unincorporated Area, County of Contra Costa, State of California, described as follows:

PARCEL ONE:

Lot 2, as shown on SUBDIVISION 7633, filed August 10, 1995 in Book 381 of Maps at Page 36, Contra Costa County Records.

PARCEL TWO:

Easement granted in the Deed from Martin L. Sherman, Jr. Trustee to BJ VI, Horse Ranch, et al, recorded July 6, 1995, Series No. 905-105986, as follows:

Easement for ingress and egress for vehicles of all kinds, pedestrians and animals, storm water drainage and for installation, maintenance, repair and replacement of road improvements and utility lines such as gas, electricity, sewer, television, water and storm drain lines, described as follows:

A portion of Parcel A of MS 40-80, filed December 4, 1981 in Book 98 of Parcel Maps, Page 42, Contra Costa County Records further described as follows:

A Right of Way, 38 feet in width, the centerline of which is described as follows:

Commencing at the Northeast corner of said Parcel A (Book 98, Parcel Maps, Page 42); thence from said point of commencement along the East boundary of said Parcel A, South 03DEG. 49'04" West, 259.36 feet to the point of beginning; thence from said point of beginning Northwesterly along a 292.00 foot radius curve concave to the Northeast, the radius of which bears South 13DEG. 25'10" West, through a central angle of 8DEG. 54'32" an arc distance of
45.40 feet; thence tangent to said curve North 67DEG. 40'18" West, 212.90 feet to a 302.00 foot radius tangent curve concave to the Northeast; thence along said curve through a central angle of 25DEG. 47'47" an arc distance of
135.97 feet to a point of reverse curvature; thence along a 148.00 foot radius curve concave to the Southwest, through a central angle of 40DEG. 22'24" an arc distance of 104.29 feet; thence tangent to last said curve North 82DEG. 14'55" West, 203.22 feet to a 122.00 foot radius tangent curve concave the North; thence along said tangent curve through a central angle of 6DEG. 13'58" an arc distance of 13.27 feet to a point of reverse curvature; thence along a 268.00 foot radius curve concave to the South, through a central angle of 10DEG. 32'29" an arc distance of 49.31 feet to a point of reverse curvature; thence along a 302.00 foot radius curve concave to the North, through a central angle of 6DEG. 07'20" an arc distance of 32.27 feet to a point on the West boundary of said Parcel A (Book 98, Parcel Maps, Page 42) and said Westerly boundary of said Parcel A (Book 98, Parcel Maps, Page 42).

PARCEL THREE:

Easement for ingress and egress, for vehicles of all kinds, pedestrians and animals, storm water drainage and for installation, maintenance, repair and replacement of road improvements and utility lines such as gas, electricity, sewer, television, water and storm drain lines, described as follows:

A portion of Section 6, Township 1 South, Range 1 West, Mount Diablo Base and Meridian, described as follows:

Beginning at the Northeasterly corner of that certain parcel of land described in the Deed to Anderson, et al, recorded November 1, 1963 in Book 4484 of Official Records at Page 749, also being the Southeasterly corner of parcel "B" as designated on the Map of SUBDIVISION 6743, filed June 19, 1987 in Book 313 of Maps at Page 28; thence from said point of beginning Westerly along the Northerly line of said Anderson Parcel (Book 4484, Official Records, Page 749) the following 10 courses: North 69DEG. 15'29" West,
23.95 feet; North 63DEG. 34'29" West, 27.01 feet; North 89DEG. 17'29" West,
60.49 feet; South 83DEG. 11'31" West, 92.08 feet; South 81DEG. 12'31" West,
39.03 feet; North 75DEG. 37'29" West, 58.29 feet; South 73DEG. 03'31" West,
49.57 feet; North 84DEG. 21'29" West, 56.91 feet; South 81DEG. 36'31" West,
171.19 feet; South 83DEG. 12'05" West, 119.09 feet to 120.00 foot radius tangent curve concave to the South; thence along said tangent curve through a central angle of 16DEG 14'57" an arc distance of 34.03 feet; thence South 66DEG 57'08" West, 49.55 feet to an 81.00 foot radius tangent curve concave to the North; thence along said tangent curve through a central angle of 34DEG. 18'48" an arc distance of 48.51 feet to a point of compound curvature; thence along a 23.00 foot radius curve concave to the Northwest, through a central angle of 72DEG. 12'28" an arc distance of 28.99 feet to a point of cusp on the Easterly Right of Way line of Livorna Road of SUBDIVISION 6743; thence leaving said point of cusp Southwesterly along a
290.00 foot radius curve, the radius of which bears South 57DEG. 16'46" East through a central angle of 11DEG. 23'25" an arc distance of 57.65 feet to a point of cusp; thence leaving said point of cusp and Livorna Road Right of Way line along a 22.00 foot radius curve concave to the South, the radius of which bears North 45DEG. 53'21" West, through a central angle of 39DEG 44'19", an arc distance of 15.26 feet to a point of reverse curvature;
thence leaving said point of reverse curvature along a 120.00 foot radius curve concave to the North, through a central angle of 55DEG. 40'00" an arc distance of 116.59 feet; thence North 61DEG. 41'09" East, 29.37 feet to a
80.00 foot radius tangent curve concave to the South; thence along said curve through a central angle of 47DEG 36'09" an arc distance of 66.47 feet; thence along the following 12 courses, South 70DEG. 42'12" East, 11.53 feet; thence North 79DEG. 25'15" East, 100.69 feet; thence North 75DEG. 03'23" East, 25.00 feet; North 83DEG. 24'36" East, 47.32 feet, South 89DEG. 35'29" East, 100.50 feet; South 83DEG. 45'29" East, 32.00 feet; North 87DEG. 24'31" East, 118.50 feet; South 81DEG. 50'29" East, 59.00 feet; South 66DEG. 20'29" East, 120.00 feet; South 15DEG. 10'29" East, 28.50 feet; South 47DEG. 40'29" East, 35.00 feet; South 89DEG. 57'29" East, 5.43 feet to a point on the Westerly line of said Anderson Parcel (Book 4484, Official Records, Page 749); thence along last said Easterly line North 00DEG. 02'31" East, 146.37 feet to the point of beginning.

PARCEL FOUR:

A non-exclusive Easement for ingress and egress for vehicles of all kinds, pedestrians and animals, storm water drainage and for installation, maintenance, repair and replacement of road improvements and utility lines such as gas, electricity, sewer, television, water and storm drain lines to be appurtenant to Parcel One, over, under and across that portion shown as "Serafix Road Private Street".

A.P.N. 193-880-002-4

and commonly known as 1506 Serafix Road, Alamo, California.

                                      6